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                                                                      EXHIBIT 1


                                   AGREEMENT

                    RESPECTING JOINT FILING OF SCHEDULE 13D

         The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13D reporting each of the undersigned's ownership of shares of common stock of Digital Solutions, Inc., a New Jersey corporation, and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.

         IN WITNESS THEREOF this Agreement may be executed in one or more counterparts, each of which shall deemed an original for all purposes and all of which together shall constitute one and the same Agreement, and this Agreement may be effected by a written facsimile signature of each party.

Dated February 5, 1999.



                                    /s/  Kirk A. Scoggins
                                    -------------------------------------------
                                    Kirk A. Scoggins


                                    /s/  Warren M. Cason
                                    -------------------------------------------
                                    Warren M. Cason


                                    /s/  Dorothy C. Cason
                                    -------------------------------------------
                                    Dorothy C. Cason


                                    /s/  Melissa C. Scoggins
                                    -------------------------------------------
                                    Melissa C. Scoggins, as Trustee of the Kirk
                                    Allan Scoggins 1997 Three Year Grantor
                                    Retained Annuity Trust, dated 7/1/97


                                    /s/  Warren M. Cason, Jr.
                                    -------------------------------------------
                                    Warren M. Cason, Jr., as Trustee of the
                                    Dorothy C. Cason 1997 Three Year Grantor
                                    Retained Annuity Trust, dated 7/1/97